UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Dated of Report (Date of Earliest Event Reported): April 17, 2013

of

ARRIS GROUP, INC.

A Delaware Corporation

IRS Employer Identification No. 46-1965727

Commission File Number 000-31254

3871 Lakefield Drive

Suwanee, Georgia 30024

(678) 473-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 18, 2013, ARRIS Group Inc. (“ARRIS”) filed a Current Report on Form 8-K to report its acquisition of the Motorola Home business from General Instrument Holdings, Inc. The purpose of this amendment is to include the historical and unaudited pro forma condensed combined financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the original filing in reliance on the instructions to such items.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited combined financial statements of the Motorola Home business for the years ended December 31, 2012, 2011 and 2010, are filed herewith as Exhibit 99.1.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements with respect to ARRIS’ acquisition of the Motorola Home business are filed herewith as Exhibit 99.2.

(d)	Exhibits

23.1	Consent of KPMG LLP

99.1	Audited Combined Financial Statements of the Motorola Home Business for the years ended December 31, 2012, 2011 and 2010

99.2	Unaudited Pro Forma Condensed Combined Financial Statements with respect to ARRIS’ Acquisition of the Motorola Home business

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS Group, Inc.

By:	/s/ David B. Potts
David B. Potts
Executive Vice President and Chief Financial Officer

Dated: June 28, 2013